Exhibit 99.2

Filed under Rule 425
under the Securities Act of 1933, as amended
and deemed filed under Rule 14a-12
of the Securities Exchange Act of 1934, as amended
Filing by: Northern Star Investment Corp. II
Subject Company: Northern Star Investment Corp. II
File No. 001-39929

The following is FT Partners’ interview of William Capuzzi, the Chief Executive Officer of Apex, which will be posted on ftpartners.com.

FT Partners Interview Questions – Bill Capuzzi, Apex Clearing

Apex powers some of the most prominent consumer FinTech brands including SoFi and Stash. Can you explain Apex’s core offerings? Why do firms choose to use Apex?

Apex is the “fintech for fintechs”, powering the future of digital wealth management. Our clients range from traditional wealth managers to wealth tech platforms. The unique advantage to working with Apex is that we do all the behind-the-scenes work, freeing our clients up to focus on their customer experience. In other words, we help our clients solve for the “how”, which enables you to focus on the “who” and “what” when it comes to running your business.

In 2020 Apex launched Apex Extend, a full-stack solution that allows FinTech companies and other non-financial institutions to easily offer investment capabilities to their customers. What benefits does this platform offer, and what might a typical use case be?

Apex Extend is a solution offering highly configurable front and middle office functions for launching and running an investing app with Apex. It’s an end-to-end solution, but on economics that can level the playing field and enable firms to compete in the zero-commission world.

This offering “extends” beyond our custodial roots (back office) into the front and middle offices as well. The front office encompasses advisor and investor interfaces and the middle office is typically the unseen layer of operations that deals with risk management, profit and loss, along with other business transactions.

Clients can choose from a variety of flexible, pre-built suites that serve a wide range of business models. For example, clients with expertise building consumer apps may opt for the middle-office extension in addition to the custody and clearing backend. This allows them to focus their resources on what they do best, while purchasing the other components out-of-the-box. Other clients who do not wish to build a complete user interface (UI) can opt for the full-stack.

Apex has helped its clients open over a million crypto trading accounts in 2021 already. Where are you seeing the demand for crypto come from? Do you expect crypto trading to become as widespread as equities? How do you see this market playing out?

The demand for crypto is growing in the marketplace. As more establishments start to accept crypto as a payment, it is beginning to legitimize and become more mainstream.

Crypto is a global currency without borders defined by geography, or politics – and available 24/7/365. While we do see crypto trading heading the direction of equities, it is still not as pervasive. There is potential for cryptocurrency in many possible directions, and we see prospective benefit from the payments/decentralized finance space.

Important Disclosures: Trading in cryptocurrencies is not suitable for all investors and can result in substantial losses, including most if not all of your investment. Cryptocurrencies carry significant risks, including highly volatile markets, inconsistent valuations, cybersecurity events, potential market manipulation, and relatively high fees. Additionally, cryptocurrency exchanges and other intermediaries are not subject to the same regulatory scrutiny as securities and futures exchanges, nor are cryptocurrency accounts protected by SIPC coverage or the FIDC. Apex Clearing is a member of FINRA, NYSE, SIPC. Certain services referenced herein are provided through partnerships between Apex Clearing Corporation and third parties. Cryptocurrency trading is offered through Apex Crypto.    For more information, please visit: https://apexcrypto.com/assets/docs/apex-crypto-risk-disclosures.pdf

Apex Crypto © 2021

We have obviously had some extreme market volatility recently with a few stocks like GameStop exploding to the upside and then subsequently falling sharply. How has Apex been able to navigate this volatility? Do you think new regulatory reforms are needed in order to prevent such extreme volatility?

Apex has strong expertise in managing risk and takes the appropriate course of action needed to protect our clients and their customers during extreme market volatility.

How do you think about Apex’s overall market opportunity? What new markets do you plan to enter?

We have a large and expanding addressable market due in part to the generational wealth transfer reshaping the industry. There is said to be more than $68 trillion of wealth that will be shifting hands over the next 10-15 years (CNBC/Cerulli). This money in motion, from the oldest generations to the younger digital natives, is going to require enormous re-thinking about how money is managed.

We believe that Apex is uniquely positioned to benefit from this wealth transfer as we offer the “go-to” solutions for the current and yet to be launched digital wealth management apps that are the natural beneficiaries of this anticipated wealth transfer. Digital natives are more likely to engage here versus their elder’s traditional advisor.

Apex recently announced that it will become a publicly traded company through a merger with Northern Star Investment Corp. II. Why did you decide to pursue the SPAC route as opposed to an IPO or another transaction such as a sale to a strategic? Why did you choose Northern Star as your partner vs. other SPACs out there?

This is a tremendous time of growth and opportunity for Apex, and the time to move forward with a transaction is now. Our clients are growing rapidly, and we are growing our business to support them. Our decision to go public via a SPAC over other options was also influenced by an immediate personal and professional connection with Joanna Coles and Jon Ledecky. They bring tremendous digital, financial, marketing, and operational expertise that we believe will be highly additive to our business as we continue to grow.

A SPAC made the most sense for our business at this inflection point, as we expect to receive up to $850 million of gross cash proceeds that can be used to support our strategic initiatives. Specifically, the funding will enable us to:

•	Continue to build out our platform as our services increase in demand;

•	Innovate offerings for our current and future clients; and

•	Pursue accretive M&A opportunities.

We chose Northern Star due to the strength and track-record of the sponsor. It was also very important for Apex to find a partner that understands the opportunity and who appreciates the cadence and potential of our growth trajectory over the long-term. Northern Star has that long term perspective.

As a public company, you have suggested that Apex is likely to become more acquisitive. Are there any specific areas you may look to acquisitions to help drive growth?

We will continue to drive more digital disruption, innovation, and strategic acquisitions. Vertically, there are several tools we have always used vendors for, that we think of as part of our core offering, and would be easy bolt-ons to help us bring more tools in-house. Horizontally, there are peripheral markets our clients are starting to look at as part of the natural convergence of financial services, not just investing, which could be interesting. Geographically, we see opportunities to expand our footprint.

Are there any other changes we should expect in your business under a public company structure?

As a public company, Apex will continue to have a strong balance sheet and a leading market position supported by best-in-class technology and powerful secular tailwinds. This is a tremendous time of growth and opportunity for Apex, and the time to move forward with a transaction is now. Our clients are growing rapidly, and we are growing our business to support them. This capital will support our continuing growth while we take advantage of what we view as a firehose of opportunity. No matter our focus on growth, our mission, vision and purpose will remain the same.

How has COVID-19 impacted your business?

Apex and its clients successfully navigated the market shocks that accompanied the Covid-19 pandemic. We have benefitted from the increased interest and demand in investing that has accompanied the pandemic, resulting in substantial growth. Of course, we’ve always prioritized the health and safety of our employees and are proud of our team’s ability to deliver for our clients during this time. The health and safety of our employees is and has always been our top priority.

What’s the long-term vision for Apex? We do you see the company over the next 5-10 years?

Apex is going to continue to innovate, put the client first, and create access for all investors everywhere. Existing investors expect their financial experience to mimic the digital shopping, or food ordering, or direction-finding experience they have on other apps. It is our mission to make investors’ financial experience as easy as their day-to-day routine digital experiences and we are not going to stop pushing and innovating until it is.

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Forward-Looking Statements

Certain statements included in this communication are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; (2) references with respect to the anticipated benefits of the proposed business combination and the projected future financial performance of Apex and Apex’s operating companies following the proposed business combination; (3) changes in the market for Apex’s services, and expansion plans and opportunities; (4) anticipated client retention; (5) the sources and uses of cash of the proposed business combination; (6) the anticipated capitalization and enterprise value of the combined company following the consummation of the proposed business combination; and (7) expectations related to the terms and timing of the proposed business combination.

These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Apex’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Apex. These forward-looking statements are subject to a number of risks and uncertainties, including: changes in domestic and foreign business, market, financial, political, regulatory and legal conditions; the inability of the parties to successfully or timely consummate the merger, including the risk that any required stockholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the merger is not obtained; failure to realize the anticipated benefits of the merger; risks relating to the uncertainty of the projected financial information with respect to the Apex; Apex’s ability to successfully expand and/or retain its product and service offerings; competition; the uncertain effects of the COVID-19 pandemic; and those factors discussed in documents of Northern Star filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Northern Star nor Apex presently know or that Northern Star and Apex currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

In addition, forward looking statements reflect Northern Star’s and Apex’s expectations, plans or forecasts of future events and views as of the date of this communication. Northern Star and Apex anticipate that subsequent events and developments will cause Northern Star’s and Apex’s assessments to change. However, while Northern Star and Apex may elect to update these forward-looking statements at some point in the future, Northern Star and Apex specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Northern Star’s and Apex’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering in an investment in Northern Star and is not intended to form the basis of an investment decision in Northern Star. All subsequent written and oral forward-looking statements concerning Northern Star and Apex, the proposed transactions or other matters and attributable to Northern Star and Apex or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Important Information for Investors and Stockholders

In connection with the proposed business combination, Northern Star will file a registration statement on Form S-4, including a proxy statement and prospectus, with the SEC. Additionally, Northern Star will file other relevant materials with the SEC in connection with the business combination. Copies may be Northern Star Investment Corp. II, c/o Graubard Miller, 405 Lexington Avenue, 11th Floor, New York, New York 10174. Security holders of Northern Star are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties thereto.

Participants in the Solicitation

Northern Star and Apex and their respective directors, managers and executive officers, under SEC rules, may be deemed participants in the solicitation of proxies of Northern Star’s stockholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Northern Star’s executive officers and directors in the solicitation by reading Northern Star’s filings with the SEC, including its final prospectus dated January 25, 2021 filed with the SEC on January 27, 2021. Information concerning the interests of persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Northern Star’s stockholders in connection with the proposed business combination will be set forth in the registration statement for the proposed business combination that Northern Star intends to file with the SEC, which will include a proxy statement and prospectus. Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.